UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                      DECEMBER 10, 2007 (DECEMBER 5, 2007)
                Date of Report (Date of earliest event reported)

                              HC INNOVATIONS, INC.
             (Exact name of registrant as specified in its charter)

------------------------------   -----------------------   ---------------------
           DELAWARE                      0-52197                04-3570877
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 (State or other jurisdiction     (Commission File No.)        (IRS Employer
       of incorporation)                                    Identification No.)
------------------------------   -----------------------   ---------------------

                          10 Progress Drive, Suite 200
                                Shelton, CT 06484

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (203) 925-9600



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding HC Innovation's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks include the HC Innovation's entry into new commercial businesses, the risk of obtaining financing, delays in obtaining regulatory approvals, recruiting and retaining qualified personnel, potential litigation and other risks described in the HC Innovation's Securities and Exchange Commission filings. Risk factors, cautionary statements and other conditions which could cause HC Innovation's actual results to differ from management's current expectations are contained in HC Innovation's filings with the Securities and Exchange Commission. HC Innovations undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 5, 2007, HC Innovations, Inc. (the "Company") closed on the sale of $6,000,000 of a total $7,000,000 of its Twelve-Month 10% Secured Convertible Notes ("Notes") and Warrant for the Purchase of Shares of Common Stock ("Warrants") to three (3) "accredited investors" (the "Offering"). Pursuant to the Offering, the Company entered into Subscription Agreements for the Purchase of Securities (the "Subscription Agreement"), Security Agreement ("Security Agreement"), Registration Rights Agreement ("Registration Agreement") and Corporate Guaranty ("Corporate Guaranty", together with the Subscription
Agreement, Security Agreement and Registration Agreement, the "Transaction Documents").

The Subscription Agreement contains customary provisions for transactions of this nature and provides for a collateral assignment of the proceeds from the Company's key man life insurance policy covering its Chief Executive Officer to the investors on a pro rata basis; such key man life insurance policy is currently in the amount of $5,000,000 and the Company is in the process of getting an additional policy to cover at least the full amount of the Offering. Further, pursuant to the Subscription Agreement, the Company may not incur new lines of credit, credit facilities or otherwise incur any additional indebtedness without the consent of the investors. The Conversion Price of the Notes is equal to seventy percent (70%) of the average of the lowest bid prices for the Company's common stock for the consecutive twenty (20) trading days immediately prior to the Conversion Date (as defined in the Note); provided, however, the Conversion Price shall not be lower than $1.00 per share. Further, upon the closing of a Qualified Financing (as defined herein), the investor of the Note shall have the right to either: (i) tender all or a portion of the Note (in lieu of cash) for securities issued in the Qualified Financing (as defined in the Note), receiving credit for all unpaid principal and interest then due on the Note, or (ii) have all or a portion of the unpaid principal and interest then due on the Note paid in full. In the event of an Optional Conversion pursuant to the Note, the investor may convert the principal and unpaid interest due under the Note at a price equal to the lower of (a) a thirty percent (30%) discount to the issue price of the new securities offered in the Qualified Financing; or (b) a thirty percent (30%) discount to the average of the lowest bid prices for the Company's common stock for the consecutive twenty (20) trading days prior to the announcement of the issue of new securities in the Qualified Financing; provided, however, that the tender price pursuant to the Note shall not be lower than $1.00 per share. In connection with the issuance of a Note to one of the investors in the Offering, the Company and this investor agreed to add a five percent (5%) arrangement fee ("Arrangement Fee") in the principal amount of this investor's Note and provide for a Conversion Price equal to seventy-five percent (75%) as opposed to seventy percent (70%).

The Warrants issued in connection with the Offering expire five (5) years from the date of issuance and have a per share exercise price equal to the exercise price of any warrants issued in connection with the Company's Qualified
Financing (as defined in the Note and Warrant); provided, however, that in the event the Company does not consummate a Qualified Financing prior to the Maturity Date (as defined in the Note) of Note, the "Exercise Price" shall be the average of the lowest bid prices for the consecutive twenty (20) trading day period prior to the Maturity Date.

The Company also entered into Registration Rights Agreements with these investors providing for certain mandatory and piggyback registration rights, including requiring the Company to prepare and file a registration statement covering the shares of Common Stock and the shares of Common Stock underlying the Warrants sold in this offering prior to the Maturity Date of the Note

The Company also entered into a Security Agreement with these investors securing its obligations under the Notes with certain collateral of the Company, as more fully described in that agreement. The security interest granted pursuant to the Security Agreement is at all times subordinated to certain indebtedness of the Company. Moreover, the Security Agreement provides that the Company is to deliver into escrow stock certificates representing its ownership in Enhanced Care Initiatives, Inc. and NP Care, LLC. In connection with the Security Agreement, the Company's subsidiaries provided a corporate guaranty for all of the Company's obligations under the Notes.

In connection with the Offering, two (2) investors converted certain promissory notes previously issued to them on October 25, 2007 into the Offering. The total amount converted into the Offering by these investors was $1,004,955.22.

A copy of the Subscription Agreement, Form of Note, Form of Warrant, Security Agreement, Corporate Guaranty and Registration Rights Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

The Company utilized Ansley Securities, LLC ("Ansley") as placement agent in connection with the Offering. In addition to the Investor's Arrangement Fee specified above, the Company paid Ansley a cash fee on the $6 million raised to date of $240,000. In addition to the cash fee outlined above, Ansley earned a warrant to purchase equity of the same type and at the same price per share or conversion price as provided for the investment giving rise to the cash fee. The warrant will contain anti-dilution provisions comparable with those provided to the investor, expire in 5 years and allow Ansley to purchase a dollar value of securities equal to 4% of the capital raised

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were "accredited investors" and/or qualified institutional buyers, the investors had access to information about the Company and its investment, the investors took the securities for investment and not resale, and the took appropriate measures to restrict the transfer of the securities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit
Number        Description
------        ------------------------------------------------------------------

 10.1         Form of Subscription Agreement for the Purchase of Securities *

 10.2         Form of Twelve-Month 10% Secured Convertible Notes*

 10.3         Form of Warrant for the Purchase of Shares of Common Stock*

 10.4         Form of Security Agreement*

 10.5         Form of Corporate Guaranty*

 10.6         Form of Registration Rights Agreement*


* Filed herewith

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.



                                           HC INNOVATIONS, INC.


                                      By:  /s/ David Chess, MD
                                           -------------------
                                           Chief Executive Officer and President


December 10, 2007